Prospectus

JUNE 14, 2000

Putnam Variable Trust

Class IA Shares

Growth Fund
Putnam VT Technology Fund

This prospectus explains what you should know about the fund of Putnam Variable Trust listed above, which is available for purchase by separate accounts of insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary (including Goal, Main investment strategies and Main risks)

 3  What is the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 6  How does the fund price its shares?

 7  Fund distributions and taxes


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. More detailed descriptions of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in the technology industries that we believe offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in companies of all sizes.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This vulnerability to factors affecting the technology industries is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.
  In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to a fund in the retail Putnam family of funds. However, the counterpart fund will not have an identical portfolio or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks of companies in the technology industries. Under normal market conditions, we invest at least 65% of the fund's total assets in securities of companies in the technology industries. These companies derive at least 50% of their assets, revenues or profits from the technology industries.
We will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We seek to purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.


* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

* Smaller companies. We may invest in smaller and mid-sized companies. Smaller companies, which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The fund pays Putnam Management a quarterly management fee for these services at the annual rate of 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.


The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over at least the last five years is also shown.

-------------------------------------------------------------------------------
Manager                  Since     Experience
-------------------------------------------------------------------------------
Saba S. Malak            2000      1997-Present         Putnam Management
Senior Vice President              Prior to Oct. 1997   The Boston Consulting
                                                        Group

Paul E. Marrkand         2000      1987-Present         Putnam Management
Senior Vice President

David J. Santos          2000      1986-Present         Putnam Management
Senior Vice President
-------------------------------------------------------------------------------


How to buy and sell fund shares


The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, Inc. (formerly Putnam Mutual Funds Corp.), One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management, Inc. presently offers shares of the fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management, Inc. accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management, Inc. may, at its expense, provide promotional incentives to dealers that sell variable insurance products.


Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management, Inc. before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. The fund may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How does the fund prices its share?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's return on those investments would be decreased.

For more information
about Putnam VT Technology Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of the SAI, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor by visiting Putnam's Web Site or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the funds on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminv.com

             File No. 811-5346



Prospectus

JUNE 14, 2000

Putnam Variable Trust

Class IB Shares

Growth Fund
Putnam VT Technology Fund

This prospectus explains what you should know about the fund of Putnam Variable Trust listed above, which is available for purchase by separate accounts of insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary (including Goal, Main investment strategies and Main risks)

 3  What is the fund's main investment strategies and related risks?

 5  Who manages the fund?

 6  How to buy and sell fund shares

 6  Distribution Plan

 6  How does the fund price its shares?

 7  Fund distributions and taxes


[SCALE LOGO OMITTED]


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. More detailed descriptions of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in the technology industries that we believe offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in companies of all sizes.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This vulnerability to factors affecting the technology industries is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.
  In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to a fund in the retail Putnam family of funds. However, the counterpart fund will not have an identical portfolio or investment results, since we may employ different investment practices and invest in different securities for it.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks of companies in the technology industries. Under normal market conditions we invest at least 65% of the fund's total assets in securities of companies in the technology industries. We will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We seek to purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


* Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.


* Foreign investments.  We may invest in securities of foreign issuers.
  Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

* Smaller companies. We may invest in smaller and mid-sized companies.
  Smaller companies, which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller and mid-sized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The fund's Trustees may change the fund's goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business.
The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a monthly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The fund pays Putnam Management a quarterly management fee for these services at the annual rate of 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.


The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over at least the last five years is also shown.

-------------------------------------------------------------------------------
Manager                  Since    Experience
-------------------------------------------------------------------------------
Saba S. Malak            2000     1997-Present          Putnam Management
Senior Vice President             Prior to Oct. 1997    The Boston Consulting
                                                        Group

Paul E. Marrkand         2000     1987-Present          Putnam Management
Senior Vice President

David J. Santos          2000     1986-Present          Putnam Management
Senior Vice President
-------------------------------------------------------------------------------


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, Inc. (formerly Putnam Mutual Funds Corp.), One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management, Inc. presently offers shares of the fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management, Inc. accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management, Inc. may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management, Inc. before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. The fund may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management, Inc. for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by the fund to Putnam Retail Management, Inc. at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Retail Management, Inc. compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management, Inc. makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Retail Management, Inc. may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management, Inc., and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's return on those investments would be decreased.


For more information
about Putnam VT Technology Fund

The fund's statement of additional information (SAI) includes additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of the SAI, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor by visiting Putnam's Web Site or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the funds on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminv.com

             File No. 811-5346




PUTNAM VT TECHNOLOGY FUND

A SERIES OF PUTNAM VARIABLE TRUST

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
June 14, 2000

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated June 14, 2000, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's prospectus, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other funds in the Trust.

Table of Contents

Part I

TRUST ORGANIZATION AND CLASSIFICATION                             I-3
INVESTMENT RESTRICTIONS                                           I-4
CHARGES AND EXPENSES                                              I-6
ADDITIONAL OFFICERS                                               I-8
INDEPENDENT ACCOUNTANTS                                          I-11

Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS        II-1
TAXES                                                           II-23
MANAGEMENT                                                      II-24
DETERMINATION OF NET ASSET VALUE                                II-31
DISTRIBUTION PLAN                                               II-32
SUSPENSION OF REDEMPTIONS                                       II-33
SHAREHOLDER LIABILITY                                           II-33
STANDARD PERFORMANCE MEASURES                                   II-33
COMPARISON OF PORTFOLIO PERFORMANCE                             II-34
SECURITIES RATINGS                                              II-39
DEFINITIONS                                                     II-44


SAI
Part I

TRUST ORGANIZATION AND CLASSIFICATION

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust and each of its series then in existence was designated PCM, rather than Putnam VT.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty-five series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies.

Any series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the fund may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to the fund without a vote of a majority of the outstanding voting securities of the fund, the Trust may not and will not take any of the following actions with respect to the fund:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                        ---------------------

The following non-fundamental policies may be changed without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

          ------------------------------------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated June 6, 2000 the fund pays a monthly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of: 1.00% of the first $500 million of average net assets; 0.90% of the next $500 million; 0.85% of the next $500 million; 0.80% of the next $5 billion; 0.775% of the next $5 billion; 0.755% of the next $5 billion; 0.74% of the next $5 billion; and 0.73% of any excess thereafter.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees expected to be paid for the first full fiscal year, and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 1999:




COMPENSATION TABLE

                                    Estimated
                                    pension or
                 Estimated          retirement     Estimated annual        Total
                 aggregate       benefits accrued  benefits from all   compensation
               compensation      as part of fund   Putnam funds upon     from all
Trustee/Year  from the fund (1)     expenses         retirement (2)   Putnam funds (3)
--------------------------------------------------------------------------------------
Jameson A. Baxter/
1994               $128                $0              $95,000            $191,000 (4)
Hans H. Estin/
1972                122                 0               95,000             190,000
John A. Hill/
1985 (5)            133                 0              115,000             239,750 (4)
Ronald J. Jackson/
1996                130                 0               95,000             193,500 (4)
Paul L. Joskow/
1997                122                 0               95,000             191,000 (4)
Elizabeth T. Kennan/
1992                130                 0               95,000             190,000
Lawrence J. Lasser/
1992                121                 0               95,000             189,000
John H. Mullin, III/
1997                129                 0               95,000             196,000 (4)
Robert E. Patterson/
1984                121                 0               95,000             190,250
William F. Pounds/
1971 (5)             61 (6)             0 (6)          115,000             231,000
George Putnam/
1957                 60 (6)             0 (6)           95,000             190,000
George Putnam, III/
1984                121                 0               95,000             190,000
A.J.C. Smith/
1986                116                 0               95,000             188,000
W. Thomas Stephens/
1997                121                 0               95,000             188,000 (4)
W. Nicholas Thorndike/
1992                122                 0               95,000             190,000

 +  Reflects estimated amounts to be paid for the current fiscal year.

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.
    Mr. Hill will become Chairman of the funds effective July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

As of the date of this SAI, Putnam Investments, Inc. owned of record and beneficially 100% of the shares of the fund. Putnam Investments, Inc. is incorporated in Massachusetts, and its parent corporation, Marsh & McLennan Companies, Inc., is incorporated in Delaware. The address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109.

ADDITIONAL OFFICERS

In addition to the persons listed as officers of the Trust in Part II of this SAI, each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Robert R. Beck (59) (4 funds), Managing Director of Putnam Management.

Joshua L. Byrne (35) (4 funds), Senior Vice President of Putnam Management.

David G. Carlson (38) (2 funds), Senior Vice President of Putnam
Management.

Dana Clark (44) (2 funds), Vice President of Putnam Management.

C. Beth Cotner (47) (4 funds), Managing Director of Putnam Management. Prior to September 1995, Ms. Cotner was employed at Kemper Financial Services.

Kevin M. Cronin (39) (5 funds), Managing Director of Putnam Management. Prior to February 1997, Mr. Cronin was an Executive Vice President and Fund Manager at MFS Investment Management.

Steven Dexter (42) (5 funds), Senior Vice President of Putnam Management. Prior to June 1999, Mr. Dexter was a Senior Vice President and Portfolio Manager at Scudder Kemper Inc.

Joanne M. Driscoll (29) (2 funds), Vice President of Putnam Management.

Richard B. England (41) (4 funds), Senior Vice President of Putnam
Management.

Roland W. Gillis (50) (6 funds), Managing Director of Putnam Management.

Peter J. Hadden (38) (3 funds), Senior Vice President of Putnam Management.

Omid Kamshad (37) (9 funds), Managing Director of Putnam Management. Prior to January 1996, Mr. Kamshad was Director of Investments at Lomdard Odier International.

David L. King (43) (9 funds), Managing Director of Putnam Management.

Steven L. Kirson (39) (2 funds), Senior Vice President of Putnam
Management.

Deborah Kuenstner (41) (14 funds), Managing Director of Putnam Management. Prior to March 1997, Ms. Kuenstner was a Senior Portfolio Manager at Dupont Pension Fund Investment.

Willam J. Landes (47) (24 funds), Managing Director of Putnam Management.

Jeffrey R. Lindsey (37) (6 funds), Managing Director of Putnam Management.

Saba S. Malak (34) (1 fund), Senior Vice President of Putnam Management. Prior to October 1997, Mr. Malak was a Consultant/Manager at The Boston Consulting Group.

Paul Marrkand (40) (4 funds), Senior Vice President of Putnam Management.

Krishna K. Memani (40) (4 funds), Managing Director of Putnam Management. Prior to September 1998, Mr. Memani was a Principal at Morgan Stanley & Co.

Daniel L. Miller (42) (2 funds), Managing Director of Putnam Management.

Jeanne L. Mockard (37) (9 funds), Senior Vice President of Putnam
Management.

Kelly A. Morgan (37) (2 funds), Senior Vice President of Putnam Management. Prior to December 1996, Ms. Morgan was a Senior Vice President at Alliance Capital Management L.P.

Michael J. Mufson (37) (2 funds), Managing Director of Putnam Management.

Hugh H. Mullin (38) (3 funds), Senior Vice President of Putnam Management.

Jeffrey Netols (46) (2 funds), Senior Vice President of Putnam Management.

Steven Oristaglio (44) (85 funds), Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Margery C. Parker (50) (4 funds), Senior Vice President of Putnam
Management. Prior to December 1997, Ms. Parker was a Vice President and Portfolio Manager at Keystone Investments.

Carmel Peters (49) (6 funds), Senior Vice President of Putnam Management. Prior to May 1997, Ms. Peters was a Managing Director and CIO at Wheelock Natwest Investment Management, Hong Kong, and prior to February 1996 was Director and CIO at Rothschild Asset Management Asia Pacific, Hong Kong.

James Prusko (34) (7 funds), Senior Vice President of Putnam Management.

David J. Santos (42) (4 funds), Senior Vice President of Putnam Management.

Anthony C. Santosus (41) (2 funds), Senior Vice President of Putnam
Management.

Justin M. Scott (42) (15 funds), Managing Director of Putnam Management.

Edward T. Shadek, Jr. (39) (2 funds), Managing Director of Putnam
Management. Prior to March 1997, Mr. Shadek was a Portfolio Manager at Newbold's Asset Management Co.

Sheldon N. Simon (42) (2 funds), Senior Vice President of Putnam
Management.

Michael P. Stack (41) (4 funds), Senior Vice President of Putnam
Management. Prior to November 1997, Mr. Stack was a Senior Vice President and Portfolio Manager at Independence Investment Associates, Inc.

George W. Stairs (50) (3 funds), Senior Vice President of Putnam
Management.

Lisa Svensson (37) (2 funds), Senior Vice President of Putnam Management.

Charles H. Swanberg (52) (4 funds), Senior Vice President of Putnam
Management.

Robert Swift (40) (5 funds), Managing Director of Putnam Management. Prior to August 1995, Mr. Swift was a Director and Senior Portfolio Manager at IAI International/Hill Samuel Investments Advisors.

Rosemary H. Thomsen (39) (4 funds), Managing Director of Putnam Management.

David L. Waldman (34) (5 funds), Managing Director of Putnam Management. Prior to June 1997, Mr. Waldman was a Senior Portfolio Manager at Lazard Freres.

Paul Warren (39) (7 funds), Managing Director of Putnam Management. Prior to May 1997, Mr. Warren was a Director at IDS Fund Management.

Manuel Weiss (51) (5 funds), Managing Director of Putnam Management.

Eric M. Wetlaufer (38) (2 funds), Managing Director of Putnam Management. Prior to November 1997, Mr. Wetlaufer was a Managing Director and Portfolio Manager at Cadence Capital Management.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.






TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS        II-1
TAXES                                                           II-22
MANAGEMENT                                                      II-23
DETERMINATION OF NET ASSET VALUE                                II-31
DISTRIBUTION PLAN                                               II-33
SUSPENSION OF REDEMPTIONS                                       II-33
SHAREHOLDER LIABILITY                                           II-33
STANDARD PERFORMANCE MEASURES                                   II-33
COMPARISON OF PORTFOLIO PERFORMANCE                             II-34
SECURITIES RATINGS                                              II-39
DEFINITIONS                                                     II-44


PUTNAM VARIABLE TRUST
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, a fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund's prospectus or part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option.
This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated
securities.   Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Structured notes

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money Market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions.
Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI.

TAXES

Tax requirements for variable annuity and variable life insurance separate accounts. Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts meet a diversification requirement. A portfolio will meet this requirement if it invests no more than 55% of the value of its assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting this diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described below and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Taxation of the fund. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to each fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Passive foreign investment companies. Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

MANAGEMENT

Trustees Name (Age)

*+George Putnam (73), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

John A. Hill (58), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.


+William F. Pounds (72), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).


Jameson A. Baxter (56), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc., ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging), and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+Hans H. Estin (71), Trustee. Chartered Financial Analyst and Vice Chairman, North American Management Corp. (a registered investment adviser).

Ronald J. Jackson (56), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).

*Paul L. Joskow (52), Trustee. Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution).

Elizabeth T. Kennan (62), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, Bell Atlantic, Northeast Utilities and Talbots (a distributor of women's apparel).

*Lawrence J. Lasser (57), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.


John H. Mullin, III (59), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries) and Carolina Power & Light (a utility company).

+Robert E. Patterson (55), Trustee. President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.


*George Putnam III (48), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).


*A.J.C. Smith (66), Trustee. Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc. Director, Trident Partnership (a $667 million 10-year limited partnership with over 30 institutional investors).


W. Thomas Stephens (57), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).


W. Nicholas Thorndike (67), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and Providence Journal Co.


Officers Name (Age)

Charles E. Porter (61), Executive Vice President. Managing Director of Putnam Investments, Inc. and Putnam Management.

Patricia C. Flaherty (53), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

Gordon H. Silver (52), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

Brett C. Browchuk (37), Vice President. Managing Director of Putnam
Management.

Ian C. Ferguson (42), Vice President. Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

Richard A. Monaghan (45), Vice President. Managing Director of Putnam Investments, Inc., Putnam Management and Putnam Mutual Funds.

Richard G. Leibovitch (36), Vice President. Managing Director of Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan.


John R. Verani (61), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.


John D. Hughes (65), Senior Vice President and Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of the fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the Trustees are not "interested persons."

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

                           -----------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post Office Square, Boston,
Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to September 1998, Mr. Joskow was a consultant to National Economic Research Associates. Prior to June 1995, Dr. Kennan was President of Mount Holyoke College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 1999, the firm serves as the investment manager for the funds in the Putnam Family, with over $289 billion in assets in nearly 12 million shareholder accounts. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1999, Putnam Management and its affiliates managed $391 billion in assets, including nearly $17 billion in tax-exempt securities and over $99 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Mutual Funds.

Personal Investments by Employees of Putnam Management and Putnam Mutual Funds and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Mutual Funds and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Mutual Funds (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with rule 17j-1, approve Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund or relevant class of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and
(B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its
shareholders or to potential investors.   The agencies listed below measure
performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/Wiesenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers
Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (including mortgage-backed securities) frequently used as a general gauge of the market for fixed-income, government securities.

The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Brothers GNMA Index is an index of GNMA bonds frequently used as a general gauge of the market for GNMA securities.

The Lehman Brothers Intermediate Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) with maturities of up to ten years frequently used as a general gauge of the market for intermediate-term, fixed-income, government securities.

The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

The Lehman Brothers Mortgage-Backed Securities Index is an index that includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

The Lehman Brothers Municipal Bond Index is an index of long-term, investment-grade, fixed-rate tax-exempt bonds.

The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $50 million.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper, Inc. that invest more than 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper, Inc.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that measures the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual preferred securities that is commonly used as a general measure of performance for the preferred-stock market.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Free Index is an index of global equity securities, available to non-domestic investors, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Salomon Brothers Extended Market Index is an index of global equity securities of smaller companies with all values expressed in U.S. dollars.

The Salomon Brothers Long-Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

The Salomon Brothers Long-Term Treasury Index is an index of U.S.
government securities with maturities greater than 10 years.

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan,
Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Brothers Non-U.S. World Government Bond Index is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management
will use the highest rating assigned by any agency.   Putnam Management
will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes (for Money Market funds only)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper (for Money Market funds only)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes (for Money Market funds only)

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper (for Money Market funds only)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"          --  Putnam Investment Management, Inc., the fund's
                                 investment manager.


"Putnam Mutual Funds"        --  Putnam Retail Management, Inc. (formerly
                                 Putnam Mutual Funds  Corp.), the fund's
                                 principal underwriter.


"Putnam Fiduciary Trust      --  Putnam Fiduciary Trust Company, the fund's
Company"                         custodian.

"Putnam Investor Services"   --  Putnam Investor Services, a division of Putnam
                                 Fiduciary Trust Company, the fund's investor servicing agent.